SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549





                                 FORM 8-K
                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event) October 7, 2000





                  ASSOCIATES FIRST CAPITAL CORPORATION
          (Exact name of registrant as specified in its charter)




            DELAWARE                              06-0876639
   (State or other jurisdiction                (I.R.S. Employer
     of incorporation)                       Identification Number)

                                  2-44197
                           (Commission File Number)


250 E. Carpenter Freeway, Irving, Texas                      75062-2729
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

  Item 5.  Other Events.

  In a news release, filed as an exhibit to Form 8-K on April 11, 2000, the Registrant announced that its board of directors authorized the repurchase of up to 50 million shares of the company's stock, to be implemented over time and funded through excess capital formation. On Sept. 6, 2000, The Associates and Citigroup Inc. announced they entered into a merger agreement. In connection with its approval of the merger, the Associates board of directors rescinded the share repurchase authorization. No company stock was repurchased under the Associates board of directors initial authorization.




                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ASSOCIATES FIRST CAPITAL CORPORATION



                                    By: /s/ Frederic C.  Liskow
                                       ----------------------------------
                                       Assistant Secretary




  Date: October 7, 2000